     As filed with the Securities and Exchange Commission on March 5, 1997, amending reports filed on January 24, 1997 and March 3, 1997.


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-KA
                                     No. 1

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: January 9, 1997
                       (Date of earliest event reported)



                         INLAND REAL ESTATE CORPORATION
             (Exact name of registrant as specified in the charter)


          Maryland                    000-28382                    36-3953261
(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)




                             2901 Butterfield Road
                           Oak Brook, Illinois  60521
                    (Address of Principal Executive Offices)

                                 (630) 218-8000
              (Registrant's telephone number including area code)

                                      n/a

         (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(a) Financial statements of businesses acquired.



                                                                                    Page
Maple Park Place Shopping Center*


      Independent Auditors' Report ................................................   F-1

      Historical Summary of Gross Income and Direct Operating Expenses for the
      year ended December 31, 1996 of Maple Park Place Shopping Center ............   F-2

      Notes to Historical Summary of Gross Income and Direct Operating Expenses
      for the year ended December 31, 1996 of Maple Park Place Shopping Center ....   F-3

Aurora Commons Shopping Center**

      Independent Auditors' Report ................................................   F-5

      Historical Summary of Gross Income and Direct Operating Expenses for the
      year ended December 31, 1996 of Aurora Commons Shopping Center ..............   F-6

      Notes to Historical Summary of Gross Income and Direct Operating Expenses
      for the year ended December 31, 1996 of Aurora Commons Shopping Center ......   F-7

Lincoln Park Place Shopping Center**

      Independent Auditors' Report ................................................   F-9

      Historical Summary of Gross Income and Direct Operating Expenses for the
      year ended December 31, 1996 of Lincoln Park Place Shopping Center ..........  F-10

      Notes to Historical Summary of Gross Income and Direct Operating Expenses
      for the year ended December 31, 1996 of Lincoln Park Place Shopping Center ..  F-11

(b) Pro forma financial information.

      Pro Forma Balance Sheet at December 31, 1995 (unaudited) ....................  F-13

      Notes to Pro Forma Balance Sheet at December 31, 1995 (unaudited) ...........  F-15

      Pro Forma Statement of Operations for the year ended
      December 31, 1995 (unaudited) ...............................................  F-24

      Notes to Pro Forma Statement of Operations for the year
      ended December 31, 1995 (unaudited) .........................................  F-26




  Pro Forma Balance Sheet at September 30, 1996  (unaudited) ...........  F-44

  Notes to Pro Forma Balance Sheet at September 30, 1996  (unaudited) ..  F-46

  Pro Forma Statement of Operations for the nine months ended
  September 30, 1996  (unaudited) ......................................  F-53

  Notes to Pro Forma Statement of Operations for the nine months ended September 30, 1996  (unaudited) ................................  F-55




* Information required to be included under Item 2 with respect to Maple Park Place Shopping Center was previously filed on an initial report on Form 8-K made on January 24, 1997 and dated January 9, 1997.

**   Information required to be included under Item 2 with respect to Aurora
Commons Shopping Center and Lincoln Park Place Shopping Center was previously filed on an initial report on Form 8-K made on March 3, 1997 and dated January 24, 1997.

                         Independent Auditors' Report


The Board of Directors
Inland Real Estate Corporation:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Maple Park Place for the year ended December 31, 1996. This Historical Summary is the responsibility of the management of the Inland Real Estate Corporation. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation, as described in note 2. It is not intended to be a complete presentation of Maple Park Place's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Maple Park Place for the year ending December 31, 1996, in conformity with generally accepted accounting principles.



                                                KPMG Peat Marwick LLP



Chicago, Illinois
January 8, 1997

                              Maple Park Place
      Historical Summary of Gross Income and Direct Operating Expenses
                        Year ended December 31, 1996




Gross income:
     Base rental income.............................. $1,844,314
     Operating expense and real estate
     tax recoveries................................      405,223
     Other income....................................        641
                                                     -----------
     Total Gross Income..............................  2,250,178
                                                     -----------
Direct operating expenses:
     Real estate taxes...............................    189,477
     Operating expenses..............................    104,640
     Management fees.................................     77,853
     Utilities.......................................     49,355
     Insurance.......................................     23,065
                                                     -----------
     Total direct operating expenses.................    444,390
                                                     -----------
Excess of gross income over direct
     operating expenses.............................. $1,805,788
                                                     ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

                               Maple Park Place
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1996



1. Business

   Maple Park Place (Maple Park) is located in Bolingbrook, Illinois. It consists of approximately 220,000 square feet of gross leasable area and was 100% leased and occupied at December 31, 1996. Inland Real Estate Corporation has signed a sale and purchase agreement for the purchase of Maple Park from an unaffiliated third party (Seller).

2. Basis of Presentation

   The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Maple Park's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Maple Park to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3. Gross Income

   Maple Park leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Maple Park is reimbursed for common area, real estate, and insurance costs. In addition, Maple Park collects common area and insurance costs from a tenant of the parcel located adjacent to Maple Park. Operating expenses and real estate tax recoveries reflected in the Historical Summary include amounts for 1996 expenses for which the tenants have not yet been billed. Certain leases contain renewal options for various periods at various rental rates.

   Base rentals are reported as income over the lease term as they become receivable under the provisions of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by $43,819 for the year ended December 31, 1996.

                              Maple Park Place
Notes to Historical Summary of Gross Income and Direct Operating Expenses
                        Year ended December 31, 1996


Minimum rents to be received from tenants under operating leases in effect at December 31, 1996 are as follows:


                                     Year         Amount
                                     ----         ------
                                     1997        $ 1,773,056
                                     1998          1,741,306
                                     1999          1,682,846
                                     2000          1,500,349
                                     2001          1,434,626
                               Thereafter         20,758,807
                                                 -----------
                                                 $28,890,990
                                                 ===========


4. Direct Operating Expenses

   Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Maple Park. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

   Maple Park has not received its final real estate tax bill for 1996. Real estate tax expense is estimated based upon bills for 1995. The difference between this estimate and the final bill is not expected to have a material impact on the Historical Summary.

   Maple Park is managed pursuant to the terms of a management agreement for an annual fee of 3.75% of rental income (as defined), less a deduction of $10,000 for unleased space during the year, plus a fixed amount of $20,000 for the salary of the property manager. Subsequent to the sale of Maple Park (note 1), the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

Board of Directors
Inland Real Estate Corporation
Oak Brook, Illinois


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Aurora Commons Partnership (An Illinois Limited Partnership) D/B/A Aurora Commons Shopping Center as of December 31, 1996. This Historical Summary is the responsibility of the management of the partnership. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement and Form S-11 of Inland Real Estate Corporation as described in the notes. It is not intended to be a complete presentation of Aurora Commons Partnership D/B/A Aurora Commons Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 3 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Warady & Davis LLP
January 22, 1997

                         Aurora Commons Partnership
                    D/B/A Aurora Commons Shopping Center
      Historical Summary of Gross Income and Direct Operating Expenses
                    For the year ended December 31, 1996


   REVENUES
     Minimum Rent.................................. $ 1,145,656
     Percentage Rent...............................     195,792
                                                    -----------
                                                      1,341,448

   Tenant Reimbursements
     Real Estate Taxes.............................     275,310
     Common Area...................................     224,494
     Other.........................................      34,443
                                                    -----------
     Total Tenant Reimbursements...................     534,247
                                                    -----------
     Gross Revenues................................   1,875,695

   Costs and Other (Income) Expenses
     Common Area Expenses..........................     209,951
     General Expenses..............................      49,224
     Management Fees...............................     111,480
     Real Estate Taxes and Contesting Fees.........     288,550
                                                     ----------
     Total Direct Operating Expenses...............     659,205
                                                     ----------
   Excess of Gross Revenue over
     Direct Operating Expenses..................... $ 1,216,490
                                                    ===========







See accompanying notes.

                         Aurora Commons Partnership
                    D/B/A Aurora Commons Shopping Center
                        Notes to Financial Statements


Partnership Activity

The Partnership was established to construct, develop and operate a shopping center located in Aurora, Illinois. The Center has a total gross leasable area of approximately 227,000 square feet on 18 acres of which approximately 124,500 square feet was owned by the Partnership and was approximately 98% occupied at December 31, 1996. On January 24, 1997, the Partnership was sold to Inland Real Estate Corporation, an unaffiliated third party.

Note 1 - Summary of Significant Accounting Policies

This summary of significant accounting policies is presented to assist in understanding the Partnership's Historical Summary. The Historical Summary and notes are representations of management who is responsible for their integrity and objectivity.

Basis of Preparation

The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Aurora Commons Partnership's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period.

Note 2 - Leasing Arrangements

The Partnership leases shopping center space to tenants under noncancelable operating leases requiring fixed and contingent rentals based on sales in excess of stipulated minimum levels. Real estate taxes and tenant share of various other expenses are included in tenant reimbursements in the accompanying Historical Summary.

The following is a schedule of future minimum rentals under these leases at December 31, 1996 not including renewal option increases or any re-leasings:

     Year Ending December 31,
     1997................................ $ 1,147,010
     1998................................   1,038,804
     1999................................     916,509
     2000................................     664,033
     2001................................     554,041
     Subsequent to 2001..................   3,416,591
                                          -----------
     Aggregate Future Minimum Rentals.... $ 7,736,988
                                          ===========

                         Aurora Commons Partnership
                    D/B/A Aurora Commons Shopping Center
                        Notes to Financial Statements

Note 2 - Leasing Arrangements (Continued)

Base rentals are reported as income over the lease term as they become receivables under the provision of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $9,606 for the year ended December 31, 1996.

Note 3 - Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Aurora Commons Partnership. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

The Partnership has not received its final real estate tax bill for 1996. Real estate tax expense is based on 1995 tax bills. The difference between this estimate and the final bill is not expected to have a material impact on the Historical Summary. Tenant reimbursements for real estate taxes, common area and other expenses are based on estimated expenses to be recovered. The difference between this estimate and the final reconciled recoveries is not expected to have a material impact on the Historical Summary.

Note 4 - Related Party Transactions

A Company under the control of Joseph J. Freed has provided management services to the Partnership. Management fees of $111,480 for the year ended December 31, 1996 have been included in the Historical Summary.

Subsequent to the sale of Aurora Commons, as noted above, the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

Board of Directors
Inland Real Estate Corporation
Oak Brook, Illinois


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Clark & Diversey Property Limited Partnership (An Illinois Limited Partnership) D/B/A Lincoln Park Place as of December 31, 1996. This Historical Summary is the responsibility of the management of the partnership. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Registration Statement and Form S-11 of Inland Real Estate Corporation as described in the notes. It is not intended to be a complete presentation of Clark & Diversey Property Limited Partnership D/B/A Lincoln Park Place's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses as described in Note 3 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


Warady & Davis LLP
January 24, 1997

                Clark & Diversey Property Limited Partnership
                          D/B/A Lincoln Park Place
      Historical Summary of Gross Income and Direct Operating Expenses
                    For the year ended December 31, 1996


   REVENUES
     Minimum Rent.................................  $  228,218

   Tenant Reimbursements
     Real Estate Taxes............................     105,000
     Common Area..................................       3,475
     Other........................................       3,522
                                                    ----------
       Total Tenant Reimbursements................     111,997
                                                    ----------
     Gross Revenues...............................     340,215

   Costs and Other (Income) Expenses
     Common Area Expenses.........................       3,253
     General Expenses.............................       4,746
     Management Fees..............................      17,177
     Real Estate Taxes and Contesting Fees........     105,000
                                                    ----------
       Total Direct Operating Expenses............     130,176
                                                    ----------
   Excess of Gross Revenue over
     Direct Operating Expenses....................  $  210,039
                                                    ==========







See accompanying notes.

                Clark & Diversey Property Limited Partnership
                          D/B/A Lincoln Park Place
                        Notes to Financial Statements


Partnership Activity

The Partnership operates 10,678 square feet of street front retail space located in Chicago, Illinois. The center is 100% occupied and draws customers from the surrounding Chicagoland area. On January 24, 1997 the Partnership was sold to Inland Real Estate Corporation, an unaffiliated third party.

Note 1 - Summary of Significant Accounting Policies

This summary of significant accounting policies is presented to assist in understanding the Partnership's Historical Summary. The Historical Summary and notes are representations of management who is responsible for their integrity and objectivity.

Basis of Preparation

The Historical Summary has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Registration Statement on Form S-11 of Inland Real Estate Corporation and is not intended to be a complete presentation of Clark & Diversey Property Limited Partnership's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period.

Note 2 - Leasing Arrangements

The Partnership leases shopping center space to tenants under noncancelable operating leases requiring fixed and contingent rentals based on sales in excess of stipulated minimum levels. Real estate taxes and tenant share of various other expenses are included in tenant reimbursements in the accompanying Historical Summary.

The following is a schedule of future minimum rentals under these leases at December 31, 1996 not including renewal option increases or any re-leasings:

     Year Ending December 31
             1997................................  $ 235,633
             1998................................    239,219
             1999................................    222,724
             2000................................    140,250
             2001................................     35,063
     Subsequent to 2001..........................         -
                                                   ---------
     Aggregate Future Minimum Rentals............  $ 872,889
                                                   =========

                Clark & Diversey Property Limited Partnership
                          D/B/A Lincoln Park Place
                        Notes to Financial Statements

Note 2 - Leasing Arrangements (Continued)

Base rentals are reported as income over the lease term as they become receivables under the provision of the leases. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $1,956 for the year ended December 31, 1996.

Note 3 - Direct Operating Expenses

Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Clark & Diversey Property Limited Partnership. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

The Partnership has not received its final real estate tax bill for 1996. Real estate tax expense is based on 1996 assessed valuation. The difference between this estimate and the final bill is not expected to have a material impact on the Historical Summary. Tenant reimbursements for real estate taxes, common area and other expenses are based on estimated amounts to be recovered. The difference between this estimate and the final reconciled recoveries is not expected to have a material impact on the Historical Summary.

Note 4 - Related Party Transactions

A Company under the control of Joseph J. Freed has provided management services to the Partnership. Management fees of $17,177 for the year ended December 31, 1996 have been included in the Historical Summary.

Subsequent to the sale of Clark & Diversey Property Limited Partnership, as noted above, the current management agreement will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                               December 31, 1995
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to effect the acquisitions of Mundelein Plaza, the Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center, the Zany Brainy store, Salem Square, Hawthorn Village Commons, Six Corners Plaza, Spring Hill Fashion Corner, Grand and Hunt Club, The Quarry Outlot, Crestwood Plaza Shopping Center, Park St. Claire, Lansing Square Shopping Center, Summit of Park Ridge, Maple Park Place Shopping Center, Aurora Commons Shopping Center and Lincoln Park Place Shopping Center as though these transactions occurred December 31, 1995. This unaudited Pro Forma Balance Sheet should be read in conjunction with the December 31, 1995 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 1995, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                            Inland Real Estate Corporation
                                Pro Forma Balance Sheet
                                   December 31, 1995
                                      (unaudited)


                                                             December 31,
                               December 31,                      1995
                                   1995        Pro Forma      Pro Forma
                               Historical(A) Adjustments(B) Balance Sheet
                               ------------- -------------- -------------
Assets
------
Net investment in
  properties.................. $ 17,342,538   106,308,990    123,651,528
Cash and cash equivalents.....      738,931          -           738,931
Restricted cash...............      150,000          -           150,000
Accounts and rents
  receivable..................      333,823     2,289,458      2,623,281
Other assets..................      185,585       164,751        350,336
                               ------------- -------------  -------------
Total assets.................. $ 18,750,877   108,763,199    127,514,076
                               ============= =============  =============


Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $    288,037         7,500        295,537
Accrued real estate taxes.....      374,180     2,994,923      3,369,103
Distributions payable (C).....      129,532          -           129,532
Security deposits.............       54,483       240,059        294,542
Mortgage payable..............      750,727    36,413,089     37,163,816
Notes payable to Affiliate....      360,000          -           360,000
Other liabilities.............      178,852          -           178,852
                               ------------- -------------  -------------
Total liabilities.............    2,135,811    39,655,571     41,791,382
                               ------------- -------------  -------------
Common Stock..................       19,996        80,360        100,356
Additional paid in capital
  (net of Offering costs).....   16,835,183    69,027,268     85,862,451
Accumulated distributions in
  excess of net income........     (240,113)         -          (240,113)
                               ------------- -------------  -------------
Total Stockholders' equity....   16,615,066    69,107,628     85,722,694
                               ------------- -------------  -------------
Total liabilities and
  Stockholders' equity........ $ 18,750,877   108,763,199    127,514,076
                               ============= =============  =============






                  See accompanying notes to pro forma balance sheet.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                               December 31, 1995
                                  (unaudited)


(A) The December 31, 1995 Historical column represents the historical balance sheet as presented in the December 31, 1995 10-K as filed with the SEC.

(B) The following pro forma adjustment relates to the acquisition of the subject properties as though they were acquired on December 31, 1995. The terms are described in the notes that follow.

                                     Pro Forma Adjustments
                     ---------------------------------------------------

                      Mundelein      Regency     Prospect    Montgomery-
                        Plaza         Point       Heights       Sears
                     ------------ ------------ ------------ ------------
Assets
------

Net investment in
  properties........ $ 5,658,230    5,700,000    2,165,000    3,419,000
Accounts and rent
  receivable........      84,375       16,867       38,771       27,842
Other assets........        -            -            -            -
                     ------------ ------------ ------------ ------------
Total assets........ $ 5,742,605    5,716,867    2,203,771    3,446,842
                     ============ ============ ============ ============


Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and
  accrued expenses.. $     7,500         -            -            -
Accrued real estate
  taxes.............      89,010       16,867       63,517       32,655
Security deposits...      15,000       28,621        8,600         -
Mortgage payable....        -       4,473,200         -            -
                     ------------ ------------ ------------ ------------
Total liabilities...     111,510    4,518,688       72,117       32,655
                     ------------ ------------ ------------ ------------
Common Stock(D).....       6,548        1,393        2,479        3,970
Additional paid in
  capital (net of
  Offering costs)(D)   5,624,547    1,196,786    2,129,175    3,410,217
                     ------------ ------------ ------------ ------------
Total Stockholders'
  equity............   5,631,095    1,198,179    2,131,654    3,414,187
                     ------------ ------------ ------------ ------------
Total liabilities
  and Stockholders'
  equity............ $ 5,742,605    5,716,867    2,203,771    3,446,842
                     ============ ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                               December 31, 1995
                                  (unaudited)


(B)  Continued

                               Pro Forma Adjustments
                     ---------------------------------------------------
                                                 Hawthorn
                         Zany         Salem       Village        Six
                        Brainy       Square       Commons      Corners
                     ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties........ $ 2,455,000    6,173,850    8,450,000    6,000,000
Accounts and rent
  receivable........        -         270,729      194,400       65,293
Other assets........        -            -          39,550         -
                     ------------ ------------ ------------ ------------
Total assets........ $ 2,455,000    6,444,579    8,683,950    6,065,293
                     ============ ============ ============ ============


Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and
  accrued expenses.. $      -            -            -            -
Accrued real estate
  taxes.............        -         270,729      194,400      217,643
Security deposits...        -            -            -          15,542
Mortgage payable....        -            -       2,900,000         -
                     ------------ ------------ ------------ ------------
Total liabilities...        -         270,729    3,094,400      233,185
                     ------------ ------------ ------------ ------------
Common Stock(D).....       2,855        7,179        6,499        6,781
Additional paid in
  capital (net of
  Offering costs)(D)   2,452,145    6,166,671    5,583,051    5,825,327
                     ------------ ------------ ------------ ------------
Total Stockholders'
  equity............   2,455,000    6,173,850    5,589,550    5,832,108
                     ------------ ------------ ------------ ------------
Total liabilities
  and Stockholders'
  equity............ $ 2,455,000    6,444,579    8,683,950    6,065,293
                     ============ ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                               December 31, 1995
                                  (unaudited)


(B)  Continued


                           Pro Forma Adjustments
                     ---------------------------------------------------

                        Spring     Grand and
                         Hill      Hunt Club      Quarry      Crestwood
                     ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties........ $ 9,200,000    3,592,000    1,800,000    1,808,760
Accounts and rent
  receivable........      95,470         -            -          51,494
Other assets........        -            -            -            -
                     ------------ ------------ ------------ ------------
Total assets........ $ 9,295,470    3,592,000    1,800,000    1,860,254
                     ============ ============ ============ ============


Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and
  accrued expenses.. $      -            -            -            -
Accrued real estate
  taxes.............     123,315         -            -          51,494
Security deposits...      40,155         -            -          12,800
Mortgage payable....        -            -            -       1,303,303
                     ------------ ------------ ------------ ------------
Total liabilities...     163,470         -            -       1,367,597
                     ------------ ------------ ------------ ------------
Common Stock(D).....      10,619        4,177        2,093          573
Additional paid in
  capital (net of
  Offering costs)(D)   9,121,381    3,587,823    1,797,907      492,084
                     ------------ ------------ ------------ ------------
Total Stockholders'
  equity............   9,132,000    3,592,000    1,800,000      492,657
                     ------------ ------------ ------------ ------------
Total liabilities
  and Stockholders'
  equity............ $ 9,295,470    3,592,000    1,800,000    1,860,254
                     ============ ============ ============ ============




                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                               December 31, 1995
                                  (unaudited)


(B)  Continued


                                    Pro Forma Adjustments
                     ----------------------------------------------------
                        Park        Lansing      Summit of      Maple
                      St. Claire    Square      Park Ridge    Park Place
                     ------------ ------------ ------------ -------------
Assets
------
Net investment in
  properties........ $ 1,525,000   16,300,000    3,200,000   15,262,150
Accounts and rent
  receivable........      26,391      825,340      162,643      173,777
Other assets........        -          80,000         -          20,000
                     ------------ ------------ ------------ ------------
Total assets........ $ 1,551,391   17,205,340    3,362,643   15,455,927
                     ============ ============ ============ ============


Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and
  accrued expenses.. $      -            -            -            -
Accrued real estate
  taxes.............      38,938    1,252,577      203,304      180,856
Security deposits...        -          28,918       34,469       31,624
Mortgage payable....        -       8,000,000         -       8,000,000
                     ------------ ------------ ------------ ------------
Total liabilities...      38,938    9,281,495      237,773    8,212,480
                     ------------ ------------ ------------ ------------
Common Stock(D).....       1,759        9,214        3,634        8,423
Additional paid in
  capital (net of
  Offering costs)(D)   1,510,694    7,914,631    3,121,236    7,235,024
                     ------------ ------------ ------------ ------------
Total Stockholders'
  equity............   1,512,453    7,923,845    3,124,870    7,243,447
                     ------------ ------------ ------------ ------------
Total liabilities
  and Stockholders'
  equity............ $ 1,551,391   17,205,340    3,362,643   15,455,927
                     ============ ============ ============ ============




                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                               December 31, 1995
                                  (unaudited)


(B)  Continued


                             Pro Forma Adjustments
                     ---------------------------------------
                                                   Total
                       Aurora       Lincoln      Pro Forma
                       Commons     Park Place    Adjustment
                     ------------ ------------ -------------
Assets
------
Net investment in
  properties........ $11,500,000    2,100,000   106,308,990
Accounts and rent
  receivable........     174,066       82,000     2,289,458
Other assets........        -          25,201       164,751
                     ------------ ------------ -------------
Total assets........ $11,674,066    2,207,201   108,763,199
                     ============ ============ =============


Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and
  accrued expenses.. $      -            -            7,500
Accrued real estate
  taxes.............     177,618       82,000     2,994,923
Security deposits...      24,330         -          240,059
Mortgage payable....   9,720,476    2,016,110    36,413,089
                     ------------ ------------ -------------
Total liabilities...   9,922,424    2,098,110    39,655,571
                     ------------ ------------ ------------
Common Stock(D).....       2,037          127        80,360
Additional paid in
  capital (net of
  Offering costs)(D)   1,749,605      108,964    69,027,268
                     ------------ ------------ -------------
Total Stockholders'
  equity............   1,751,642      109,091    69,107,628
                     ------------ ------------ -------------
Total liabilities
  and Stockholders'
  equity............ $11,674,066    2,207,201   108,763,199
                     ============ ============ =============



                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1995
                                  (unaudited)


Acquisition of Mundelein Plaza, Mundelein, Illinois

On March 29, 1996, the Company acquired the Mundelein Plaza property located in Mundelein, Illinois ("Mundelein Plaza") from an unaffiliated third party for a purchase price of $5,658,230, including closing costs of $8,230, on an all cash basis, funded from cash and cash equivalents.

Acquisition of Regency Point Shopping Center, Lockport, Illinois

On April 5, 1996, the Company completed the acquisition of the Regency Point Shopping Center located in Lockport, Illinois ("Regency Point"), from an unaffiliated third party for a purchase price of $5,700,000. As part of the acquisition, the Company will assume the existing first mortgage loan of $4,473,200 along with a related interest rate swap agreement, with the balance funded with cash and cash equivalents.

The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The first mortgage loan matures in August 2000. The related interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. No pro forma adjustment has been made as a result of this termination.

Acquisition of Prospect Heights Plaza, Prospect Heights, Illinois

On June 17, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $2,165,000 on an all cash basis, funded from cash and cash equivalents.

Acquisition of Montgomery-Sears, Montgomery, Illinois

On June 17, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $3,419,000 on an all cash basis, funded from cash and cash equivalents.

Acquisition of Zany Brainy, Wheaton, Illinois

On July 1, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $2,455,000 on an all cash basis, funded from cash and cash equivalents.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1995
                                  (unaudited)


Acquisition of Salem Square, Countryside, Illinois

On August 2, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $6,173,850, on an all cash basis, funded from cash and cash equivalents.

Acquisition of Hawthorn Village Commons, Vernon Hills, Illinois

On August 15, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $8,450,000.

The Company funded the purchase using: (i) the proceeds of a short-term loan maturing August 23, 1996 in the amount of $2.9 million from Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of eight percent per annum. A majority of the Company's board, including a majority of the Independent Directors has approved the terms and conditions of the Short-Term Loan.

Acquisition of Six Corners, Chicago, Illinois

On  October  18,  1996,  the   Company   acquired  this  property  from  an
unaffiliated  third  party   for   the   purchase  price  of  approximately
$6,000,000, on an all cash basis, funded from cash and cash equivalents.

Acquisition of Spring Hill Fashion Center, West Dundee, Illinois

On  November  13,  1996,  the   Company  acquired  this  property  from  an
unaffiliated  third  party   for   the   purchase  price  of  approximately
$9,200,000, on an all cash basis, funded from cash and cash equivalents.

Acquisition of Grand and Hunt Club Outlot Center, Gurnee, Illinois

On  December  24,  1996,  the   Company  acquired  this  property  from  an
unaffiliated third party for the purchase price of $3,592,000 on an all cash basis, funded from cash and cash equivalents.

Acquisition of the Quarry Outlot, Hodgkins, Illinois

On  December  24,  1996,  the   Company  acquired  this  property  from  an
unaffiliated third party for the purchase price of $1,800,000 on an all cash basis, funded from cash and cash equivalents.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1995
                                  (unaudited)


Acquisition of Crestwood Plaza Shopping Center, Crestwood, Illinois

On December 27, 1996, the Company acquired this property from an affiliated party, Inland Property Sales, for the purchase price of $1,808,760. As part of the acquisition, the Company assumed the existing first mortgage loan of 1,303,303 with the balance funded with cash and cash equivalents.

Acquisition of Park St. Claire Plaza, Schaumburg, Illinois

On  December  31,  1996,  the   Company  acquired  this  property  from  an
unaffiliated third party for the purchase price of $1,525,000, on an all cash basis, funded from cash and cash equivalents.

Acquisition of Lansing Square Shopping Center, Lansing, Illinois

On  December  31,  1996,  the   Company  acquired  this  property  from  an
unaffiliated third party for the purchase price of $16,300,000.

The Company funded the purchase using: (i) the proceeds of five long-term loans totaling $12,850,000 from LaSalle Bank of which approximately
$8,000,000 was used to purchase this property and (ii) cash and cash equivalents. The Company paid a one point fee in connection with these long-term loans. The loans have a term of seven years and, prior to the maturity date, require payment of interest only, at 7.6%, fixed for five years with the remaining two years at prime plus 1/2%.

Acquisition of The Summit of Park Ridge, Park Ridge, Illinois

On  December  31,  1996,  the   Company  acquired  this  property  from  an
unaffiliated third party for the purchase price of $3,200,000, on an all cash basis, funded from cash and cash equivalents.

Acquisition of Maple Park Place Shopping Center, Bolingbrook, Illinois

On January 9, 1997, the Company acquired this property from an unaffiliated third party for the purchase price of $15,262,150.

The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                               December 31, 1995
                                  (unaudited)


    Acquisition of Aurora Commons Shopping Center, Aurora, Illinois

    On  January  24,  1997,  the   Company   acquired  this  property  from  an
    unaffiliated third party for the purchase price of $11,500,000.

    As part of the acquisition, the Company assumed the existing mortgage loan maturing December 31, 2001, with the balance funded with cash and cash equivalents. The assumed loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Acquisition of Lincoln Park Place Shopping Center, Chicago, Illinois

    On  January  24,  1997,  the   Company   acquired  this  property  from  an
    unaffiliated third party for the purchase price of $2,100,000.

    The Company funded the purchase using the proceeds of a short-term loan maturing February 3, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.


(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $80,360,000, net of additional Offering costs of $11,252,372 are reflected as received as of December 31, 1995, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1995
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of the Walgreens/Decatur property, Eagle Crest Shopping Center, Montgomery-Goodyear property, Nantucket Square Shopping Center, Mundelein Plaza, Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center, Salem Square, Hawthorn Village Commons, Six Corners Plaza, Spring Hill Fashion Corner, Crestwood Plaza Shopping Center, Park St. Claire, Lansing Square Shopping Center, Summit of Park Ridge, Maple Park Place Shopping Center, Aurora Commons Shopping Center and Lincoln Park Place Shopping Center as though these transactions occurred on January 1, 1995. Hartford/Naperville Plaza, Antioch Plaza and the Zany Brainy store were constructed in 1995 and acquired shortly after construction was completed and as such, the unaudited Pro Forma Statement of Operations of the Company is presented to effect these acquisitions as of August 17, 1995, September 1, 1995 and November 22, 1995, respectively, the date occupancy commenced at these properties. Grand and Hunt Club and the Quarry Outlot were constructed in 1996, as such, no operations are presented on the unaudited Pro Forma Statement of Operations for 1995. This unaudited Pro Forma Statement of Operations should be read in conjunction with the December 31, 1995 Financial Statements and the notes thereto as filed on Form 10-K.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1995, nor does it purport to represent the future results of operations of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                         Inland Real Estate Corporation
                        Pro Forma Statement of Operations
                      for the year ended December 31, 1995
                                  (unaudited)


                                   Pro Forma Adjustments
                              -----------------------------------
                                        Acquisitions
                       1995
                   Historical    1995        1996        1997        1995
                      (A)         (B)         (C)         (D)      Pro Forma
                   ---------- ----------- ----------- ----------- ------------
Rental
  income.......... $  869,485    585,614   7,163,124   3,217,369   11,835,592
Additional
  rental income...    228,024    162,536   2,663,228     918,113    3,971,901
Interest
  income (E)......     82,913       -           -           -          82,913
                   ---------- ----------- ----------- ----------- ------------
  Total income....  1,180,422    748,150   9,826,352   4,135,482   15,890,406
                   ---------- ----------- ----------- ----------- ------------
Professional
  services and
  general and
  administrative       23,132       -           -           -          23,132
Property operating
  expenses........    326,721    275,218   4,232,681   1,063,211    5,897,831
Interest expense..    164,161    429,997   1,191,900   1,784,433    3,570,491
Depreciation (F)..    169,894    111,767   1,779,708     781,738    2,843,107
Amortization (H)..       -          -         11,429       6,457       17,886
                   ---------- ----------- ----------- ----------- ------------
Total expenses....    683,908    816,982   7,215,718   3,635,839   12,352,447
                   ---------- ----------- ----------- ----------- ------------
  Net income(loss) $  496,514    (68,832)  2,610,634     499,643    3,537,959
                   ========== =========== =========== =========== ============


Weighted average
  common stock shares
  outstanding (G).    943,156                                       8,979,156
                   ==========                                     ============


Net income per weighted
  average common stock
  outstanding (G). $      .53                                             .39
                   ==========                                     ============






         See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                     For the year ended December 31, 1995
                                  (unaudited)


(A) The  1995  Historical  column   represents   the  historical  statement  of
    operations of the Company for the year ended December 31, 1995, as filed with the SEC on Form 10-K.

(B) Total pro forma adjustments for the year ended December 31, 1995 are as though the acquisitions were acquired the earlier of January 1, 1995 or date that operations commenced.

                                  Pro Forma Adjustments
                   ---------------------------------------------------
                                                            Hartford
                                              Montgomery-   Naperville
                    Walgreens   Eagle Crest    Goodyear       Plaza
                   -----------  -----------  ------------  -----------
Rental
  income.......... $   10,651       95,232       101,359       15,077
Additional
  Rental income...       -           2,218        19,203          662
                   -----------  -----------  ------------  -----------
  Total income....     10,651       97,450       120,562       15,739
                   -----------  -----------  ------------  -----------
Property operating
  expenses........        533       17,376        47,758        3,436
Interest expense..      4,840       77,170        46,325       13,625
Depreciation (F)..      3,141       16,324        20,682        8,867
                   -----------  -----------  ------------  -----------
Total expenses....      8,514      110,870       114,765       25,928
                   -----------  -----------  ------------  -----------
  Net income(loss) $    2,137      (13,420)        5,797      (10,189)
                   ===========  ===========  ============  ===========

                                                Total
                    Nantucket      Antioch       1995
                      Square        Plaza      Pro Forma
                   -----------  -----------  ------------
Rental
  income.......... $  340,545       22,750      585,614
Additional
  Rental income...    140,453         -         162,536
                   -----------  -----------  -----------
  Total income....    480,998       22,750      748,150
                   -----------  -----------  -----------
Property operating
  expenses........    205,903          212      275,218
Interest expense..    267,137       20,900      429,997
Depreciation (F)..     57,357        5,396      111,767
                   -----------  -----------  -----------
Total expenses....    530,397       26,508      816,982
                   -----------  -----------  -----------
  Net income(loss) $  (49,399)      (3,758)     (68,832)
                   ===========  ===========  ===========


                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                 (continued)
                     For the year ended December 31, 1995
                                 (unaudited)


Acquisition of Walgreens/Decatur, Decatur, Illinois

In conjunction with the acquisition, the Company assumed a portion of the first mortgage loan with a balance of $775,000. This mortgage has an interest rate of 7.655%, amortizes over a 25-year period and matures May 31, 2004. The Company is responsible for monthly payments of principal and interest of $5,689. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

Acquisition of Eagle Crest Shopping Center, Naperville, Illinois

As part of the acquisition, the Company assumed a portion of the first mortgage loan with a balance of $3,534,000, as well as entering into a loan agreement with Inland Property Sales, Inc. ("IPS"), an Affiliate of the Advisor, for the balance of the purchase price for $1,212,427. The first mortgage bears interest at 9.5% per annum and the loan to IPS bears interest at 10.5%. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

Acquisition of Montgomery-Goodyear, Montgomery, Illinois

As part of the acquisition, the Company entered into a loan agreement with Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Advisor, for $600,000 which bears interest of 10.9% per annum. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

Acquisition of Hartford/Naperville Plaza, Naperville, Illinois

In conjunction with the acquisition, the Company entered into a loan agreement with IMIC for $600,000 which bears interest of 10.9% per annum. The pro forma adjustment for interest expense was estimated using the described loan terms.

Acquisition of Nantucket Square Shopping Center, Schaumburg, Illinois

As part of the acquisition, the Company entered into a loan agreement with IMIC for $3,550,000 which bears interest of 10.5% per annum. The pro forma adjustment for interest expense for the period prior to acquisition was estimated using the described loan terms.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


Acquisition of Antioch Plaza, Antioch, Illinois

This pro forma adjustment reflects the purchase of the Antioch Plaza property as if the Company had purchased the property as of September 1, 1995, the date the first tenant occupied this newly constructed property. The pro forma adjustment for operations for the period September 1, 1995 to December 28, 1995 (date of acquisition) was estimated using applicable lease information. Blockbuster Video was the only tenant occupying the property during that period. No pro forma adjustment was made for real estate tax expense and the related recovery income since the property was vacant land for most of 1995 and the amount would be difficult to estimate and have an immaterial effect.

As part of the acquisition, the Company entered into a loan agreement with Inland Real Estate Investment Corporation, an affiliate of the Advisor, for $660,000 which bears interest of 9.5% per annum. The pro forma adjustment for interest expense was estimated using the described loan terms.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                 (unaudited)


(C) Total pro forma adjustments for 1996 Acquisitions are as though they were acquired the earlier of January 1, 1995 or date that operations commenced.


                                     Pro Forma Adjustments
                   -----------------------------------------------------------

                    Mundelein    Regency    Prospect   Montgomery-     Zany
                      Plaza       Point      Heights      Sears       Brainy
                   ----------- ----------- ----------- ----------- -----------
Rental
  income.......... $  639,124     541,085     164,152     327,610      28,643
Additional
  Rental income...     66,669      63,294     116,175      76,182       5,030
                   ----------- ----------- ----------- ----------- -----------
  Total income....    705,793     604,379     280,327     403,792      33,673
                   ----------- ----------- ----------- ----------- -----------
Property operating
  expenses........    141,482      71,615     180,819     102,067       5,502
Interest expense..       -        351,900        -           -           -
Depreciation (F)..    128,233     162,500      46,900      83,200       4,422
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    269,715     586,015     227,719     185,267       9,924
                   ----------- ----------- ----------- ----------- -----------
  Net income...... $  436,078      18,364      52,608     218,525      23,749
                   =========== =========== =========== =========== ===========

                                 Hawthorn
                      Salem      Village       Six        Spring
                      Square     Commons     Corners       Hill     Crestwood
                   ----------- ----------- ----------- ----------- -----------
Rental
  income.......... $  717,522     970,313     685,443   1,117,082     203,007
Additional
  Rental income...    387,179     353,145     164,345     290,755      66,739
                   ----------- ----------- ----------- ----------- -----------
  Total income....  1,104,701   1,323,458     849,788   1,407,837     269,746
                   ----------- ----------- ----------- ----------- -----------
Property operating
  expenses........    435,021     407,404     584,070     366,360      73,358
Interest expense..       -        232,000        -           -           -
Depreciation (F)..    150,000     194,467     153,000     246,866      49,439
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    585,021     833,871     737,070     613,226     122,797
                   ----------- ----------- ----------- ----------- -----------
  Net income...... $  519,680     489,587     112,718     794,611     146,949
                   =========== =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)



                               Pro Forma Adjustments
                   -----------------------------------------------
                                                         Total
                      Park       Lansing    Summit of    1995
                   St. Claire     Square    Park Ridge  Pro Forma
                   ----------- ----------- ----------- -----------
Rental
  income.......... $   70,928   1,406,317     291,898   7,163,124
Additional
  Rental income...     28,960     825,340     219,415   2,663,228
                   ----------- ----------- ----------- -----------
  Total income....     99,888   2,231,657     511,313   9,826,352
                   ----------- ----------- ----------- -----------
Property operating
  expenses........     82,601   1,508,113     274,269   4,232,681
Interest expense..       -        608,000        -      1,191,900
Depreciation (F)..     40,681     434,667      85,333   1,779,708
Amortization (H)..       -         11,429        -         11,429
                   ----------- ----------- ----------- -----------
Total expenses....    123,282   2,562,209     359,602   7,215,718
                   ----------- ----------- ----------- -----------
  Net income(loss) $  (23,394)   (330,552)    151,711   2,610,634
                   =========== =========== =========== ===========



                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


Acquisition of Mundelein Plaza, Mundelein, Illinois

Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                            Mundelein Plaza
                                  -------------------------------------
                                     *As        Pro Forma
                                    Reported   Adjustments     Total
                                  -----------  -----------  -----------
Rental income.................... $  639,124         -         639,124
Additional rental income.........     66,669         -          66,669
                                  -----------  -----------  -----------
Total income.....................    705,793         -         705,793
                                  -----------  -----------  -----------
Property operating expenses......    141,482         -         141,482
Interest expense.................       -            -            -
Depreciation (F).................       -         128,233      128,233
                                  -----------  -----------  -----------
Total expenses...................    141,482      128,233      269,715
                                  -----------  -----------  -----------
Net income....................... $  564,311     (128,233)     436,078
                                  ===========  ===========  ===========


Acquisition of Regency Point, Lockport, Illinois

As part of the acquisition, the Company will assume the existing first mortgage loan of $4,473,200, along with a related interest rate swap agreement.

The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The pro forma adjustment for interest expense for 1995 was estimated using the described loan terms.

The related interest rate swap agreement  was terminated on April 18, 1996
resulting in $48,419 proceeds to  the  Company.   The pro forma adjustment
does not give effect to the termination of this agreement.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                              Regency Point
                                  -------------------------------------
                                     *As        Pro Forma
                                    Reported   Adjustments     Total
                                  -----------  -----------  -----------
Rental income.................... $  541,085         -         541,085
Additional rental income.........     63,294         -          63,294
                                  -----------  -----------  -----------
Total income.....................    604,379         -         604,379
                                  -----------  -----------  -----------
Property operating expenses......     71,615         -          71,615
Interest expense.................       -         351,900      351,900
Depreciation (F).................       -         162,500      162,500
                                  -----------  -----------  -----------
Total expenses...................     71,615      514,400      586,015
                                  -----------  -----------  -----------
Net income....................... $  532,764     (514,400)      18,364
                                  ===========  ===========  ===========



Acquisition of Prospect Heights Plaza, Prospect Heights, Illinois

Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Prospect Heights
                                  -------------------------------------
                                     *As        Pro Forma
                                    Reported   Adjustments     Total
                                  -----------  -----------  -----------
Rental income.................... $  164,152         -         164,152
Additional rental income.........    116,175         -         116,175
                                  -----------  -----------  -----------
Total income.....................    280,327         -         280,327
                                  -----------  -----------  -----------
Property operating expenses......    180,819         -         180,819
Interest expense.................       -            -            -
Depreciation (F).................       -          46,900       46,900
                                  -----------  -----------  -----------
Total expenses...................    180,819       46,900      227,719
                                  -----------  -----------  -----------
Net income....................... $   99,508      (46,900)      52,608
                                  ===========  ===========  ===========


                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


Acquisition of Montgomery-Sears, Montgomery, Illinois

Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                           Montgomery-Sears
                                  -------------------------------------
                                     *As        Pro Forma
                                    Reported   Adjustments     Total
                                  -----------  -----------  -----------
Rental income.................... $  327,610         -         327,610
Additional rental income.........     76,182         -          76,182
                                  -----------  -----------  -----------
Total income.....................    403,792         -         403,792
                                  -----------  -----------  -----------
Property operating expenses......    102,067         -         102,067
Interest expense.................       -            -            -
Depreciation (F).................       -          83,200       83,200
                                  -----------  -----------  -----------
Total expenses...................    102,067       83,200      185,267
                                  -----------  -----------  -----------
Net income....................... $  301,725      (83,200)     218,525
                                  ===========  ===========  ===========



Acquisition of Zany Brainy, Wheaton, Illinois

This pro forma adjustment reflects the purchase of Zany Brainy as if the Company had purchased the property as of January 1, 1995. Operations for this property for the period from November 22, 1995 (date of occupancy) to December 31, 1995 were estimated using the lease and operating expense information supplied by the seller. This property was purchased on an all cash basis.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


     Acquisition of Salem Square, Countryside, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                                  Salem Square
                                       -------------------------------------
                                          *As        Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
     Rental income.................... $  717,522         -         717,522
     Additional rental income.........    387,179         -         387,179
                                       -----------  -----------  -----------
     Total income.....................  1,104,701         -       1,104,701
                                       -----------  -----------  -----------
     Property operating expenses......    435,021         -         435,021
     Interest expense.................       -            -            -
     Depreciation (F).................       -         150,000      150,000
                                       -----------  -----------  -----------
     Total expenses...................    435,021      150,000      585,021
                                       -----------  -----------  -----------
     Net income....................... $  669,680     (150,000)     519,680
                                       ===========  ===========  ===========

     Acquisition of Hawthorn Village Commons, Vernon Hills, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                             Hawthorn Village Commons
                                       -------------------------------------
                                          *As        Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
     Rental income.................... $  970,313         -         970,313
     Additional rental income.........    353,145         -         353,145
                                       -----------  -----------  -----------
     Total income.....................  1,323,458         -       1,323,458
                                       -----------  -----------  -----------
     Property operating expenses......    407,404         -         407,404
     Interest expense.................       -         232,000      232,000
     Depreciation (F).................       -         194,467      194,467
                                       -----------  -----------  -----------
     Total expenses...................    407,404      426,467      833,871
                                       -----------  -----------  -----------
     Net income....................... $  916,054     (426,467)     489,587
                                       ===========  ===========  ===========


                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)

     The Company funded the purchase of Hawthorn Village Commons using: (i) the proceeds of a short-term loan maturing August 23, 1996 in the amount of $2.9 million from Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 8% per annum. A majority of the Company's board, including a majority of the Independent Directors has approved the terms and conditions of the Short-Term Loan.

     Acquisition of Six Corners, Chicago, Illinois

     This pro forma adjustment reflects the purchase of Six Corners as if the Company had acquired the property as of January 1, 1995. The year ended December 31, 1995 is based on the Historical Summary of Gross Income and
     Direct Operating Expenses for the year ended June 30, 1996 prepared in accordance with Rule 3-14 of Regulation S-X and information provided by the seller.


                                                     Six Corners
                                       -------------------------------------
                                       Year Ended
                                       December 31,  Pro Forma
                                          1995      Adjustments     Total
                                       -----------  -----------  -----------
     Rental income.................... $  685,443         -         685,443
     Additional rental income.........    164,345         -         164,345
                                       -----------  -----------  -----------
     Total income.....................    849,788         -         849,788
                                       -----------  -----------  -----------
     Property operating expenses......    584,070         -         584,070
     Interest expense.................       -            -            -
     Depreciation (F).................       -         153,000      153,000
                                       -----------  -----------  -----------
     Total expenses...................    584,070      153,000      737,070
                                       -----------  -----------  -----------
     Net income....................... $  265,718     (153,000)     112,718
                                       ===========  ===========  ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)



     Acquisition of Spring Hill Fashion Center, West Dundee, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                            Spring Hill Fashion Center
                                       -------------------------------------
                                          *As        Pro Forma
                                         Reported   Adjustments    Total
                                       -----------  -----------  -----------
     Rental income.................... $1,117,082         -       1,117,082
     Additional rental income.........    290,755         -         290,755
                                       -----------  -----------  -----------
     Total income.....................  1,407,837         -       1,407,837
                                       -----------  -----------  -----------
     Property operating expenses......    366,360         -         366,360
     Interest expense.................       -            -            -
     Depreciation (F).................       -         246,866      246,866
                                       -----------  -----------  -----------
     Total expenses...................    366,360      246,866      613,226
                                       -----------  -----------  -----------
     Net income....................... $1,041,477     (246,866)     794,611
                                       ===========  ===========  ===========


     Acquisition of Crestwood Plaza Shopping Center, Crestwood, Illinois

     This pro forma adjustment reflects the purchase of Crestwood Plaza Shopping Center as if the Company had acquired the property as of January 1, 1995. The year ended December 31, 1995 is based on the Historical Summary of Gross Income and Direct Operating Expenses for the year ended October 31, 1996 prepared in accordance with Rule 3-14 of Regulations S-X and information provided by the seller.

     The mortgage loan assumed at the time of purchase was originally funded January 1996, and accordingly, no pro forma adjustment has been made for interest expense for the year ended December 31, 1995.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


                                                    Crestwood
                                       -------------------------------------
                                        Year ended
                                       December 31,  Pro Forma
                                           1995     Adjustments     Total
                                       -----------  -----------  -----------
     Rental income.................... $  203,007         -         203,007
     Additional rental income.........     66,739         -          66,739
                                       -----------  -----------  -----------
     Total income.....................    269,746         -         269,746
                                       -----------  -----------  -----------
     Property operating expenses......     73,358         -          73,358
     Interest expense.................       -            -            -
     Depreciation (F).................       -          49,439       49,439
                                       -----------  -----------  -----------
     Total expenses...................     73,358       49,439      122,797
                                       -----------  -----------  -----------
     Net income....................... $  196,388      (49,439)     146,949
                                       ===========  ===========  ===========



     Acquisition of Park St. Claire Plaza, Schaumburg, Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:


                                               Park St. Claire
                                       -------------------------------------
                                          *As        Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
     Rental income.................... $   70,928         -          70,928
     Additional rental income.........     28,960         -          28,960
                                       -----------  -----------  -----------
     Total income.....................     99,888         -          99,888
                                       -----------  -----------  -----------
     Property operating expenses......     82,601         -          82,601
     Interest expense.................       -            -            -
     Depreciation (F).................       -          40,681       40,681
                                       -----------  -----------  -----------
     Total expenses...................     82,601       40,681      123,282
                                       -----------  -----------  -----------
     Net income....................... $   17,287      (40,681)     (23,394)
                                       ===========  ===========  ===========


                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


     Acquisition of Lansing Square Shopping Plaza, Lansing Illinois

     Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1995 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                                  Lansing Square
                                       -------------------------------------
                                          *As        Pro Forma
                                         Reported   Adjustments     Total
                                       -----------  -----------  -----------
     Rental income.................... $ 1,406,317        -       1,406,317
     Additional rental income.........     825,340        -         825,340
                                       -----------  -----------  -----------
     Total income.....................   2,231,657        -       2,231,657
                                       -----------  -----------  -----------
     Property operating expenses......   1,508,113        -       1,508,113
     Interest expense.................       -         608,000      608,000
     Depreciation (F).................       -         434,667      434,667
     Amortization (H).................       -          11,429       11,429
                                       -----------  -----------  -----------
     Total expenses...................   1,508,113   1,054,096    2,562,209
                                       -----------  -----------  -----------
     Net income....................... $   723,544  (1,054,096)    (330,552)
                                       ===========  ===========  ===========


     The Company funded the purchase using: (i) the proceeds of five long-term loans totaling $12,850,000 from LaSalle Bank of which approximately $8,000,000 was used to purchase this property and (ii) cash and cash equivalents. The Company paid a one point fee in connection with these long-term loans. The loan has a term of seven years and, prior to the maturity date, requires payments of interest only, at 7.6%, fixed for five years with the remaining two years at prime plus 1/2%.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)



     Acquisition of Summit of Park Ridge, Park Ridge, Illinois

     This pro forma adjustment reflects the purchase of Summit of Park Ridge as if the Company had acquired the property as of January 1, 1995. The year ended December 31, 1995 is based on the Historical Summary of Gross Income and Direct Operating Expenses for the ten months ended November 30, 1996 prepared in accordance with Rule 3-14 of Regulation S-X and information provided by the Seller.


                                               Summit of Park Ridge
                                       -------------------------------------
                                        Year ended
                                       December 31,  Pro Forma
                                          1995      Adjustments     Total
                                       -----------  -----------  -----------
     Rental income.................... $  291,898         -         291,898
     Additional rental income.........    219,415         -         219,415
                                       -----------  -----------  -----------
     Total income.....................    511,313         -         511,313
                                       -----------  -----------  -----------
     Property operating expenses......    274,269         -         274,269
     Interest expense.................       -            -            -
     Depreciation (F).................       -          85,333       85,333
                                       -----------  -----------  -----------
     Total expenses...................    274,269       85,333      359,602
                                       -----------  -----------  -----------
     Net income....................... $  237,044      (85,333)     151,711
                                       ===========  ===========  ===========


                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)



(D) Total pro forma adjustments for 1997 acquisitions are as though they were acquired the earlier of January 1, 1995 or date that operations commenced.

                                Pro Forma Adjustments
                   -----------------------------------------------
                                                         Total
                      Maple      Aurora      Lincoln     1995
                   Park Place    Commons    Park Place  Pro Forma
                   ----------- ----------- ----------- -----------
Rental
  income.......... $1,667,944   1,314,509     234,916   3,217,369
Additional
  Rental income...    336,441     479,804     101,868     918,113
                   ----------- ----------- ----------- -----------
  Total income....  2,004,385   1,794,313     336,784   4,135,482
                   ----------- ----------- ----------- -----------
Property operating
  expenses........    427,078     523,694     112,439   1,063,211
Interest expense..    720,000     882,983     181,450   1,784,433
Depreciation (F)..    404,905     334,573      42,260     781,738
Amortization (H)..      2,857        -          3,600       6,457
                   ----------- ----------- ----------- -----------
Total expenses....  1,554,840   1,741,250     339,749   3,635,839
                   ----------- ----------- ----------- -----------
  Net income(loss) $  449,545      53,063      (2,965)    499,643
                   =========== =========== =========== ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


Acquisition of Maple Park Shopping Center, Bolingbrook, Illinois

This pro forma adjustment reflects the purchase of Maple Park Place Shopping Center as if the Company had acquired the property as of January 1, 1995. The year ended December 31, 1995 is based on information provided by the Seller.

The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.


                                          Maple Park Place
                                  -------------------------------------
                                   Year ended
                                  December 31,  Pro Forma
                                     1995      Adjustments     Total
                                  -----------  -----------  -----------
Rental income.................... $1,667,944         -       1,667,944
Additional rental income.........    336,441         -         336,441
                                  -----------  -----------  -----------
Total income.....................  2,004,385         -       2,004,385
                                  -----------  -----------  -----------
Property operating expenses......    427,078         -         427,078
Interest expense.................       -         720,000      720,000
Depreciation (F).................       -         404,905      404,905
Amortization (H).................       -           2,857        2,857
                                  -----------  -----------  -----------
Total expenses...................    427,078    1,127,762    1,554,840
                                  -----------  -----------  -----------
Net income....................... $1,577,307   (1,127,762)     449,545
                                  ===========  ===========  ===========

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)


Acquisition of Aurora Commons Shopping Center, Aurora, Illinois

This pro forma adjustment reflects the purchase of Aurora Commons Shopping Center as if the Company had acquired the property as of January 1, 1995. The year ended December 31, 1995 is based on information provided by the Seller.

As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan, with the balance funded with cash and cash equivalents. The assumed loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.


                                            Aurora Commons
                                   -------------------------------------
                                    Year Ended
                                   December 31,  Pro Forma
                                      1995      Adjustments     Total
                                   -----------  -----------  -----------
Rental income....................  $1,314,509         -       1,314,509
Additional rental income.........     479,804         -         479,804
                                   -----------  -----------  -----------
Total income.....................   1,794,313         -       1,794,313
                                   -----------  -----------  -----------
Property operating expenses......     620,883      (97,189)     523,694
Interest expense.................        -         882,983      882,983
Depreciation (F).................        -         334,573      334,573
                                   -----------  -----------  -----------
Total expenses...................     620,883    1,120,367    1,741,250
                                   -----------  -----------  -----------
Net income.......................  $1,173,430   (1,120,367)      53,063
                                   ===========  ===========  ===========


                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                     For the year ended December 31, 1995
                                  (unaudited)

Acquisition of Lincoln Park Place Shopping Center, Chicago, Illinois

The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). the Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

This pro forma adjustment reflects the purchase of Lincoln Park Place Shopping Center as if the Company had acquired the property as of January 1, 1995. The year ended December 31, 1995 is based on information provided by the Seller.

                                           Lincoln Park Place
                                   -------------------------------------
                                    Year ended
                                   December 31,  Pro Forma
                                      1995      Adjustments     Total
                                   -----------  -----------  -----------
Rental income....................  $  234,916         -         234,916
Additional rental income.........     101,868         -         101,868
                                   -----------  -----------  -----------
Total income.....................     336,784         -         336,784
                                   -----------  -----------  -----------
Property operating expenses......     112,439         -         112,439
Interest expense.................        -         181,450      181,450
Depreciation (F).................        -          42,260       42,260
Amortization (H)..................       -           3,600        3,600
                                   -----------  -----------  -----------
Total expenses...................     112,439      227,310      339,749
                                   -----------  -----------  -----------
Net income.......................  $  224,345     (227,310)      (2,965)
                                   ===========  ===========  ===========


(E) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(F) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(G) The pro forma weighted average common stock shares for the year ended December 31, 1995 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(H) Loan fees are amortized over the term of the related loan.

                        Inland Real Estate Corporation
                            Pro Forma Balance Sheet
                              September 30, 1996
                                  (unaudited)


The following unaudited Pro Forma Balance Sheet of the Company is presented to effect the acquisition of the Six Corners Plaza, Spring Hill Fashion Corner, Grand and Hunt Club, The Quarry Outlot, Crestwood Plaza Shopping Center, Park St. Claire, Lansing Square Shopping Center, Summit of Park Ridge, Maple Park Place Shopping Center, Aurora Commons Shopping Center and Lincoln Park Place Shopping Center as though these transactions occurred September 30, 1996. This unaudited Pro Forma Balance Sheet should be read in conjunction with the September 30, 1996 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Balance Sheet is not necessarily indicative of what the actual financial position would have been at September 30, 1996, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                            Inland Real Estate Corporation
                                Pro Forma Balance Sheet
                                  September 30, 1996
                                      (unaudited)


                                                            September 30,
                               September 30,                   1996
                                   1996        Pro Forma     Pro Forma
                               Historical(A) Adjustments(B) Balance Sheet
                               ------------- ------------- --------------
Assets
------
Net investment in
  properties.................. $ 50,746,249    72,287,910   123,034,159
Cash and cash equivalents.....   19,250,977          -       19,250,977
Accounts and rents
  receivable..................    1,087,810     1,812,230     2,900,040
Other assets..................      447,025       125,201       572,226
                               ------------- ------------- -------------
Total assets.................. $ 71,532,061    74,225,341   145,757,402
                               ============= ============= =============

Liabilities and Stockholders' Equity
------------------------------------
Accounts payable and accrued
  expenses.................... $    840,418          -          840,418
Accrued real estate taxes.....      981,687     2,019,166     3,000,853
Distributions payable (C).....      372,337          -          372,337
Security deposits.............      112,374       205,438       317,812
Mortgages payable.............   18,003,626    30,579,050    48,582,676
Unearned income...............       62,650          -           62,650
Other liabilities.............       28,852          -           28,852
Due to Affiliates.............      244,040          -          244,040
                               ------------- ------------- -------------
Total liabilities.............   20,645,984    32,803,654    53,449,638
                               ------------- ------------- -------------
Common Stock..................       59,824        48,164       107,988
Additional paid in capital
  (net of Offering costs).....   51,965,431    41,373,523    93,338,954
Accumulated distributions in
  excess of net income........   (1,139,178)         -       (1,139,178)
                               ------------- ------------- -------------
Total Stockholders' equity....   50,886,077    41,421,687    92,307,764
                               ------------- ------------- -------------
Total liabilities and
  Stockholders' equity........ $ 71,532,061    74,225,341   145,757,402
                               ============= ============= =============







                  See accompanying notes to pro forma balance sheet.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                              September 30, 1996
                                  (unaudited)

(A) The September 30, 1996 Historical column represents the historical balance sheet as presented in the September 30, 1996 10-Q as filed with the SEC.

(B) The following pro forma adjustment relates to the acquisition of the subject properties as though they were acquired on September 30, 1996. The terms are described in the notes that follow.

                                Pro Forma Adjustments
                        --------------------------------------
                            Six         Spring      Grand and
                          Corners        Hill       Hunt Club
                        ------------ ------------ ------------
Assets
------
Net investment in
  properties........... $ 6,000,000    9,200,000    3,592,000
Accounts and rents
  receivable...........     306,203       91,576         -
                        ------------ ------------ ------------
Total assets........... $ 6,306,203    9,291,576    3,592,000
                        ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................ $   336,487       97,421         -
Security deposits......      15,542       40,155         -
Mortgages payable......        -            -            -
                        ------------ ------------ ------------
Total liabilities......     352,029      137,576         -
                        ------------ ------------ ------------
Common Stock (D)....... $     6,923       10,644        4,177
Additional paid in
  capital (net of
  Offering Costs)(D)...   5,947,251    9,143,356    3,587,823
                        ------------ ------------ ------------
Total Stockholders'
  equity...............   5,954,174    9,154,000    3,592,000
                        ------------ ------------ ------------
Total liabilities and
  Stockholders' equity. $ 6,306,203    9,291,576    3,592,000
                        ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                              September 30, 1996
                                  (unaudited)

(B) Continued


                                Pro Forma Adjustments
                        --------------------------------------
                                                      Park
                           Quarry     Crestwood    St. Claire
                        ------------ ------------ ------------
Assets
------
Net investment in
  properties........... $ 1,800,000    1,808,760    1,525,000
Accounts and rents
  receivable...........        -          53,639       23,627
                        ------------ ------------ ------------
Total assets........... $ 1,800,000    1,862,399    1,548,627
                        ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................ $      -          53,639       47,785
Security deposits......        -          12,800         -
Mortgages payable......        -       1,303,303         -
                        ------------ ------------ ------------
Total liabilities......        -       1,369,742       47,785
                        ------------ ------------ ------------
Common Stock (D)....... $     2,093          573        1,745
Additional paid in
  capital(net of
  Offering Costs)(D)...   1,797,907      492,084    1,499,097
                        ------------ ------------ ------------
Total Stockholders'
  equity...............   1,800,000      492,657    1,500,842
                        ------------ ------------ ------------
Total liabilities and
  Stockholders' equity. $ 1,800,000    1,862,399    1,548,627
                        ============ ============ ============


                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                              September 30, 1996
                                  (unaudited)

(B) Continued

                                Pro Forma Adjustments
                        --------------------------------------
                           Lansing    Summit of    Maple Park
                           Square     Park Ridge      Place
                        ------------ ------------ ------------
Assets
------
Net investment in
  properties........... $16,300,000    3,200,000   15,262,150
Accounts and rents
  receivable...........     868,035      134,486      142,108
Other assets...........      80,000         -          20,000
                        ------------ ------------ ------------
Total assets........... $17,248,035    3,334,486   15,424,258
                        ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................ $   986,404      160,102      142,108
Security deposits......      28,918       34,469       49,224
Mortgages payable......   8,000,000         -       8,000,000
                        ------------ ------------ ------------
Total liabilities......   9,015,322      194,571    8,191,332
                        ------------ ------------ ------------
Common Stock (D)....... $     9,573        3,651        8,410
Additional paid in
  capital (net of
  Offering Costs)(D)...   8,223,140    3,136,264    7,224,516
                        ------------ ------------ ------------
Total Stockholders'
  equity...............   8,232,713    3,139,915    7,232,926
                        ------------ ------------ ------------
Total liabilities and
  Stockholders' equity. $17,248,035    3,334,486   15,424,258
                        ============ ============ ============


                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                              September 30, 1996
                                  (unaudited)

(B) Continued


                                Pro Forma Adjustments
                        --------------------------------------
                                                     Total
                           Aurora     Lincoln      Pro Forma
                           Commons    Park Place  Adjustments
                        ------------ ------------ ------------
Assets
------
Net investment in
  properties........... $11,500,000    2,100,000   72,287,910
Accounts and rents
  receivable...........     130,550       62,006    1,812,230
Other assets...........        -          25,201      125,201
                        ------------ ------------ ------------
Total assets........... $11,630,550    2,187,207   74,225,341
                        ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate
  taxes................ $   133,214       62,006    2,019,166
Security deposits......      24,330         -         205,438
Mortgages payable......  11,259,637    2,016,110   30,579,050
                        ------------ ------------ ------------
Total liabilities......  11,417,181    2,078,116   32,803,654
                        ------------ ------------ ------------
Common Stock (D)....... $       248          127       48,164
Additional paid in
capital (net of
Offering Costs)(D).....     213,121      108,964   41,373,523
                        ------------ ------------ ------------
Total Stockholders'
  equity...............     213,369      109,091   41,421,687
                        ------------ ------------ ------------
Total liabilities and
  Stockholders' equity. $11,630,550    2,187,207   74,225,341
                        ============ ============ ============

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                              September 30, 1996
                                  (unaudited)

    Acquisition of Six Corners, Chicago, Illinois

    On  October  18,  1996,  the   Company   acquired  this  property  from  an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $6,000,000, on an all cash basis, funded from cash and cash equivalents.

    Acquisition of Spring Hill Fashion Center, West Dundee, Illinois

    On  November  13,  1996,  the   Company  acquired  this  property  from  an
    unaffiliated  third  party   for   the   purchase  price  of  approximately
    $9,200,000, on an all cash basis, funded from cash and cash equivalents.

    Acquisition of Grand and Hunt Club Outlot Center, Gurnee, Illinois

    On  December  24,  1996,  the   Company  acquired  this  property  from  an
    unaffiliated third party for the purchase price of $3,592,000 on an all cash basis, funded from cash and cash equivalents.

    Acquisition of The Quarry Outlot, Hodgkins, Illinois

    On  December  24,  1996,  the   Company  acquired  this  property  from  an
    unaffiliated third party for the purchase price of $1,800,000 on an all cash basis, funded from cash and cash equivalents.

    Acquisition of Crestwood Plaza Shopping Center, Crestwood, Illinois

    On December 27, 1996, the Company acquired this property from an affiliated party, Inland Property Sales, for the purchase price of $1,808,760. As part of the acquisition, the Company assumed the existing first mortgage loan of $1,303,303 with the balance funded with cash and cash equivalents.

    Acquisition of Park St. Claire Plaza, Schaumburg, Illinois

    On  December  31,  1996,  the   Company   acquired  the  property  from  an
    unaffiliated third party for the purchase price of $1,525,000, on an all cash basis, funded from cash and cash equivalents.

    Acquisition of Lansing Square Shopping Center, Lansing, Illinois

    On December 31, 1996, the Company acquired this property from an unaffiliated third party for the purchase price of $16,300,000. The Company funded the purchase using: (i) the proceeds of five long-term loans totaling $12,850,000 from LaSalle Bank of which approximately $8,000,000 was used to purchase this property and (ii) cash and cash equivalents. The Company paid a one point fee in connection with these long-term loans. The loans have a term of seven years and, prior to the maturity date, require payment of interest only, at 7.6%, fixed for five years with the remaining two years at prime plus 1/2%.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                              September 30, 1996
                                  (unaudited)

    Acquisition of The Summit of Park Ridge, Park Ridge, Illinois

    On  December  31,  1996,  the   Company  acquired  this  property  from  an
    unaffiliated third party for the purchase price of $3,200,000, on an all cash basis, funded from cash and cash equivalents.

    Acquisition of Maple Park Place Shopping Center, Bolingbrook, Illinois

    On January 9, 1997, the Company acquired this property from an unaffiliated third party for the purchase price of $15,262,150.

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Acquisition of Aurora Commons Shopping Center, Aurora, Illinois

    On  January  24,  1997,  the   Company   acquired  this  property  from  an
    unaffiliated third party for the purchase price of $11,500,000.

    As part of the acquisition, the Company assumed the existing mortgage loan maturing December 31, 2001, with the balance funded with cash and cash equivalents. The assumed loan bears interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Acquisition of Lincoln Park Place Shopping Center, Chicago, Illinois

    On  January  24,  1997,  the   Company   acquired  this  property  from  an
    unaffiliated third party for the purchase price of $2,100,000.

    The Company funded the purchase using the proceeds of a short-term loan maturing February 3, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

                        Inland Real Estate Corporation
                       Notes to Pro Forma Balance Sheet
                                  (continued)
                              September 30, 1996
                                  (unaudited)


(C) No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

(D) Additional Offering Proceeds of $48,164,000, net of additional Offering costs of $6,742,313 are reflected as received as of September 30, 1996, prior to the purchase of the properties. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                 For the nine months ended September 30, 1996
                                  (unaudited)


The following unaudited Pro Forma Statement of Operations of the Company is presented to effect the acquisitions of Mundelein Plaza, Regency Point Shopping Center, Prospect Heights Plaza, Montgomery-Sears Shopping Center, the Zany Brainy store, Salem Square, Hawthorn Village Commons, Six Corners Plaza, Spring Hill Fashion Corner, Crestwood Plaza Shopping Center, Park St. Claire, Lansing Square Shopping Center, Summit of Park Ridge, Maple Park Place Shopping Center, Aurora Commons Shopping Center and Lincoln Park Place Shopping Center as of January 1, 1996. Grand and Hunt Club and the Quarry Outlot were constructed in 1996. Operations had not commenced as of September 30, 1996, and as such, no operations are presented on the unaudited Pro Forma Statement of Operations for September 30, 1996. This unaudited Pro Forma Statement of Operations should be read in conjunction with the September 30, 1996 Financial Statements and the notes thereto as filed on Form 10-Q.

This unaudited Pro Forma Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1996, nor does it purport to represent the future financial position of the Company. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.

                        Inland Real Estate Corporation
                       Pro Forma Statement of Operations
                 For the nine months ended September 30, 1996
                                 (unaudited)



                                 1996          Total
                              Historical     Pro Forma         1996
                                  (A)       Adjustments(B)    Pro Forma
                             -------------  --------------  ------------
Rental income............... $  2,578,953       7,652,888    10,231,841
Additional rental income....      785,719       3,366,476     4,152,195
Interest income (C).........      212,063            -          212,063
Other income................       64,870            -           64,870
                             -------------  --------------  ------------
  Total income..............    3,641,605      11,019,364    14,660,969
                             -------------  --------------  ------------
Professional services and
  general and
  administrative fees.......      120,919            -          120,919
Advisor asset management
  fee.......................      242,341         699,379       941,720
Property operating expenses.    1,146,661       3,990,379     5,137,040
Interest expense............      210,132       2,061,594     2,271,726
Depreciation (D)............      561,983       2,105,490     2,667,473
Amortization................        4,119          13,415        17,534
Acquisition costs expensed..       22,511            -           22,511
                             -------------  --------------  ------------
Total expenses..............    2,308,666       8,870,257    11,178,923
                             -------------  --------------  ------------
  Net income................ $  1,332,939       2,149,107     3,482,046
                             =============  ==============  ============


Weighted average
  common stock shares
  outstanding (E)...........    3,688,310                     8,504,710
                             =============                  ============


Net income per weighted
  average common stock
  outstanding (E)........... $        .36                           .41
                             =============                  ============




         See accompanying notes to pro forma statement of operations.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                 For the nine months ended September 30, 1996
                                  (unaudited)

(A) The  1996  Historical  column   represents   the  historical  statement  of
    operations of the Company for the nine months ended September 30, 1996, as filed with the SEC on Form 10-Q.

(B) Total pro forma adjustments for the nine months ended September 30, 1996 are as though the acquisitions of the following properties occurred on January 1, 1996 on an all cash basis except for the following:

    Regency Point

    In the purchase of Regency Point the Company assumed the existing first mortgage loan of $4,473,200, along with a related interest rate swap agreement. The first mortgage loan has a floating interest rate of 180 basis points over the 30-day LIBOR rate, which rate is adjusted monthly. The interest rate swap agreement, in conjunction with the first mortgage, provides for Bank One, Chicago, to receive from or pay to the Company the difference between 6.11% and the 30-day LIBOR rate, so that the first mortgage loan has an effective rate of 7.91% per annum. The pro forma adjustment for interest expense for 1996 was estimated using the described loan terms. The related interest rate swap agreement was terminated on April 18, 1996 resulting in $48,419 proceeds to the Company. The pro forma adjustment does not give effect to the termination of this agreement.

    Hawthorn Village Commons

    The Company funded the purchase of Hawthorn Village Commons using: (i) the proceeds of a short-term loan maturing August 23, 1996 in the amount of $2.9 million from Inland Mortgage Investment Corporation ("IMIC"), an Affiliate of the Company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of eight percent per annum. A majority of the Company's board, including a majority of the Independent Directors has approved the terms and conditions of the Short-Term Loan.

    Crestwood Plaza Shopping Center

    As part of the December 27, 1996 purchase of Crestwood Plaza, the Company assumed the existing first mortgage loan of $1,330,253.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1996
                                  (unaudited)


    Lansing Square Shopping Center

    The Company funded the purchase using: (i) the proceeds of five long-term loans totaling $12,850,000 from LaSalle Bank of which approximately
    $8,000,000 was used to purchase this property and (ii) cash and cash equivalents. The Company paid a one point fee in connection with these long-term loans. The loans have a term of seven years and, prior to the maturity date, require payments of interest only, at 7.6%, fixed for five years with the remaining two years at prime plus 1/2%.

    Maple Park Place Shopping Center

    The Company funded the purchase using (i) the proceeds of a short-term loan maturing April 7, 1997 in the amount of $8 million from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the company (the "Short-Term Loan"), and (ii) cash and cash equivalents. The Short-Term Loan bears interest at a rate of 9.0% per annum and requires a loan fee of 1/4%.

    Aurora Commons Shopping Center, Aurora, Illinois

    As part of the acquisition of Aurora Commons Shopping Center, the Company assumed the existing mortgage loan maturing December 31, 2001, with the
    balance funded with cash  and  cash  equivalents.    The assumed loan bears
    interest at a rate of 9% per annum with monthly payments of principal and interest on the first day of each month.

    Lincoln Park Place Shopping Center

    The Company funded the purchase of Lincoln Park Place Shopping Center using the proceeds of a short-term loan maturing February 7, 1997 in the amount of $2,016,110 from Inland Mortgage Investment Corporation ("IMIC"), an affiliate of the Company (the "Short-Term Loan"). The Company did not pay any fees in connection with the Short-Term Loan, which bears interest at a rate of 9% per annum.

                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1996
                                  (unaudited)



                    Mundelein    Regency    Prospect   Montgomery-    Zany
                      Plaza       Point     Heights       Sears      Brainy
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  163,381     139,271      89,105     163,700     137,489
Additional rental
  income..........     32,975      16,034      83,593      57,012      24,144
Interest income...       -           -           -           -           -
                   ----------- ----------- ----------- ----------- -----------
Total income......    196,356     155,305     172,698     220,712     161,633
                   ----------- ----------- ----------- ----------- -----------
Property operating
  expenses........     53,986      19,046      91,364      66,944      30,331
                   ----------- ----------- ----------- ----------- -----------
Total expenses....     53,986      19,046      91,364      66,944      30,331
                   ----------- ----------- ----------- ----------- -----------
Net income........ $  142,370     136,259      81,334     153,768     131,302
                   =========== =========== =========== =========== ===========


                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1996
                                  (unaudited)


                                 Hawthorn
                      Salem      Village       Six        Spring
                      Square     Commons     Corners       Hill     Crestwood
                   ----------- ----------- ----------- ----------- -----------
Rental income..... $  422,146     548,667     749,262     808,264     152,255
Additional rental
  income..........    260,832     270,570     490,551     200,033      51,986
                   ----------- ----------- ----------- ----------- -----------
Total income......    682,978     819,237   1,239,813   1,008,297     204,241
                   ----------- ----------- ----------- ----------- -----------
Property operating
  expenses........    270,756     293,132     607,048     257,627      58,837
                   ----------- ----------- ----------- ----------- -----------
Total expenses....    270,756     293,132     607,048     257,627      58,837
                   ----------- ----------- ----------- ----------- -----------
Net income........ $  412,222     526,105     632,765     750,670     145,404
                   =========== =========== =========== =========== ===========


                       Park       Lansing     Park      Maple Park    Aurora
                    St. Claire    Square      Ridge       Place       Commons
                   ------------ ---------- ----------- ----------- -----------
Rental income..... $    71,317  1,568,672     259,024   1,315,337     888,811
Additional rental
  income..........      37,148    998,368     179,194     274,903     310,727
                   ------------ ---------- ----------- ----------- -----------
Total income......     108,465  2,567,040     438,218   1,590,240   1,199,538
                   ------------ ---------- ----------- ----------- -----------
Property operating
  expenses........      77,540  1,132,906     224,982     326,774     392,771
                   ------------ ---------- ----------- ----------- -----------
Total expenses....      77,540  1,132,906     224,982     326,774     392,771
                   ------------ ---------- ----------- ----------- -----------
Net income........ $    30,925  1,434,134     213,236   1,263,466     806,767
                   ============ ========== =========== =========== ===========



                        Inland Real Estate Corporation
                  Notes to Pro Forma Statement of Operations
                                  (continued)
                 For the nine months ended September 30, 1996
                                  (unaudited)




                     Lincoln     Pro Forma
                    Park Place  Adjustments    Total
                   ------------ ----------- ------------

Rental income..... $   176,187        -       7,652,888
Additional rental
  income..........      78,406        -       3,366,476
                   ------------ ----------- ------------
Total income......     254,593        -      11,019,364
                   ------------ ----------- ------------
Advisor asset
  management fee..        -        699,379      699,379
Property operating
  expenses........     86,335         -       3,990,379
Interest expense..        -      2,061,594    2,061,594
Depreciation (D)..        -      2,105,490    2,105,490
Amortization (F)..        -         13,415       13,415
                   ------------ ----------- ------------
Total expenses....     86,335    4,879,878    8,870,257
                   ------------ ----------- ------------
Net income........ $  168,258   (4,879,878)   2,149,107
                   ============ =========== ============


(C) No pro forma adjustment has been made relating to interest income which would have been earned on the additional Offering Proceeds raised.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years.

(E) The pro forma weighted average common stock shares for the nine months ended September 30, 1996 was calculated by estimating the additional shares sold to purchase each of the Company's properties on a weighted average basis.

(F) Loan fees are amortized over the term of the related loan.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Inland Real Estate Corporation
                                             (Registrant)


                                     By: /s/ Kelly Tucek
                                        ---------------------------------
                                        Kelly Tucek
                                        Chief Financial and Accounting Officer

Date: March 4, 1997
      -------------